                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                     FORM   8 - K


                                   CURRENT  REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): March 24, 1999


                         The Newhall Land and Farming Company
                         ( a California Limited Partnership )
               (Exact name of registrant as specified in its charter)

                                      California
                   (State or other jurisdiction of incorporation)


      1-7585                                                  95-3931727
(Commission File Number)                       (IRS Employer Identification No.)


                      23823 Valencia Blvd., Valencia, CA  91355
                 (Address of principal executive offices)  (Zip Code)


          Registrant's telephone number, including area code:  661-255-4000

                                                                              2.

Item 5.   OTHER  EVENTS

     Attached to this report on Form 8-K is a news release issued by the Partnership on March 24, 1999.





                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE NEWHALL LAND AND FARMING COMPANY
                                       (a California Limited Partnership)
                                               Registrant

                              By   Newhall Management Limited Partnership,
                                          Managing General Partner

                              By   Newhall Management Corporation,
                                          Managing General Partner



Date:   March 31, 1999        By         / S / DONALD L. KIMBALL
                                   -------------------------------------------
                                   Donald L. Kimball, Vice President - Finance
                                     and Controller
                                   Newhall Management Corporation
                                     (Principal Accounting Officer)

                                     [LETTERHEAD]

          THE NEWHALL LAND AND FARMING COMPANY
          23823 Valencia Blvd. -  Valencia, California 91355  - (805) 255-4000



FOR IMMEDIATE RELEASE                   Contact:  Marlee Lauffer
                                                  The Newhall Land and
                                                  Farming Company
                                                  (805) 255-4247

                                                  Fred Mickaelian, Jr.
                                                  Mickaelian Associates
                                                  (323) 268-1152



                      LOS ANGELES COUNTY BOARD OF SUPERVISORS
                   GIVES FINAL APPROVAL ON NEWHALL RANCH PROJECT

             WESTRIDGE GOLF COURSE COMMUNITY RECEIVES INITIAL APPROVAL


     VALENCIA, California, March 24, 1999 - The Newhall Land and Farming
Company (NYSE, PSE/NHL) announced that yesterday the Los Angeles County Board of Supervisors approved unanimously the Company's Newhall Ranch Project, which is located adjacent to Valencia on the remaining 12,000 acres the Company owns in Los Angeles County. The plan contains 21,600 homes and 1,000 acres of commercial, industrial and mixed-use development. It also will feature the dedication of 6,200 acres of high country and river open space, a significant amenity for the community.

     The action constitutes approval of the general plan amendment, zone change, conditional use permit and vesting tentative parcel map associated with the Newhall Ranch Specific Plan. The Company plans to begin processing subdivision maps and applications for permits, which need to be approved before development can occur. Initial development is expected to begin in 2002.

     The Board of Supervisors also gave initial approval to the Company's 1,711 home Westridge Golf Course Community. Final approval is expected this summer. The 18 hole Tournament Players Club golf course will be a joint venture between Newhall Land and the PGA TOUR Golf Course Properties. TPC at Valencia is designed to serve as the sight for an annual PGA TOUR-sanctioned golf tournament, enhancing the local economy and bringing national recognition to Valencia.

     Thomas L. Lee, chairman and chief executive officer, said, "Today's action by the Board of Supervisors concludes a long entitlement process to receive Specific Plan approval of Newhall Ranch. While there still is work ahead of us before development commences, approval of Newhall Ranch positions the Company as the dominant supplier of residential homes in North Los Angeles County."

     "In working closely with Los Angeles County and neighbors of Newhall Ranch, we have designed a balanced, environmentally sensitive community that will assist in meeting the needs of a growing population over the next three decades."

     Newhall Land is a developer of new towns and master-planned communities. Its primary activity is the new town of Valencia, California. Newhall Ranch and Valencia together form one of the nation's most valuable landholdings. They are located on the Company's 37,000 acres, 30 miles north of downtown Los Angeles.

     The Company maintains a web site through the Internet at http://www. newhall.com.

                                        ###







99.07